UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2012

Endeavour International Corporation

(Exact name of registrant as specified in its charter)

Nevada	001-32212	88-0448389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

811 Main Street, Suite 2100, Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 307-8700

N/A

(Former Name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 10, 2012, Endeavour International Corporation (the “Company”) provided updated production estimates for the three months ended September 30, 2012 in the offering memorandum and investor presentation relating to its proposed private offering of additional first priority notes due 2018. The information is included in Exhibit 99.1 furnished herewith and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

The Company is furnishing herewith certain information contained in the offering memorandum and investor presentation relating to its proposed private offering of additional first priority notes due 2018. The information is included in Exhibit 99.1 furnished herewith and incorporated herein by reference.

The information in Exhibit 99.1 shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these notes in any state in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state. The notes will not initially be registered under the Securities Act of 1933 or any state securities law and may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act of 1933 and applicable state securities laws.

In accordance with General Instruction B.2 of Form 8-K, the information in Items 2.02 and 7.01 of this Current Report on Form 8-K, including information in Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

Press Release

On October 10, 2012, the Company issued a press release announcing that it intends to commence a private offering of additional first priority notes due 2018. A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

COP Acquisition Financial Information

This Current Report on Form 8-K includes pro forma financial statements reflecting the Alba field portion of the COP Acquisition for the six months ended June 30, 2012.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2012, giving effect to the Alba field portion of the COP Acquisition, is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

(d) Exhibits.

99.1	Certain information contained in the offering memorandum and investor presentation.

99.2	Unaudited Pro Forma Condensed Consolidated Statement of Operations of the Company for the six months ended June 30, 2012.

99.3	Press Release of Endeavour International Corporation dated October 10, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDEAVOUR INTERNATIONAL CORPORATION

Date: October 10, 2012	By:	/s/ Robert L. Thompson
Robert L. Thompson
Chief Accounting Officer

EXHIBIT INDEX

99.1	Certain information contained in the offering memorandum and investor presentation.

99.2	Unaudited Pro Forma Condensed Consolidated Statement of Operations of the Company for the six months ended June 30, 2012.

99.3	Press Release of Endeavour International Corporation dated October 10, 2012

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